SOLOMON TECHNOLOGIES, INC.
                         1400 L & R INDUSTRIAL BOULEVARD
                          TARPON SPRINGS, FLORIDA 34689


August 2, 2004

First Dunbar Securities Corporation
50 Congress Street Suite 632
Boston, MA 02109

Gentlemen:

         Solomon Technologies, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby confirms the agreement made with respect to the retention of First Dunbar Securities Corporation (the "Placement Agent") as the Placement Agent of the Company to offer and sell on a "best efforts" basis, pursuant to the terms of this Placement Agent Agreement (the "Agreement"), shares of Series A Redeemable Convertible Preferred Stock ("Preferred" or "Preferred Shares") as set forth in the Private Placement Memorandum dated July 26, 2004 attached hereto as Exhibit A (the "Offering"). It is anticipated that the Preferred Shares will not be registered under the Securities Act of 1933 (the "Act"), although the shares obtainable upon conversion of the Preferred ("Conversion Shares") and the shares obtainable upon exercise of warrants issuable to the purchasers of the Preferred (the "Warrant Shares") are subject to a Registration Rights Agreement between the Company and each investor. The closing shall occur as provided in the Private Placement Memorandum ("Closing Date").

         The Company confirms the agreements made by it with respect to the sale of the Preferred Shares by the Placement Agent, as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Placement Agent, as of the date hereof, and as of the Closing Date (as hereinafter defined) that:

             (a) A Confidential Private Placement Memorandum dated July 26, 2004 ("Private Placement Memorandum") relating to the Offering, copies of which have heretofore been delivered to Placement Agent, has been prepared by the Company in order to consummate the Offering pursuant to an exemption contained in, the Act, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

             (b) As of the date of the Private Placement Memorandum ("Effective Date") and at all times subsequent thereto, neither the Private Placement Memorandum nor any supplement or amendment thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make statements therein, in light of the context in which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Private Placement Memorandum in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation of the Private Placement Memorandum.

             (c) The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Private Placement Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

             (d) The authorized, issued and outstanding securities of the Company as of the Closing Date is as set forth in the Private Placement Memorandum; all of the issued and outstanding securities of the Company have been, or will be when issued as set forth in the Private Placement Memorandum, duly authorized, validly issued, fully paid, and non-assessable; the issuances and sales of all such securities complied in all material respects with applicable Federal and state securities laws; the holders thereof have no rights of rescission against the Company with respect thereto; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Private Placement Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Private Placement Memorandum, conform to all statements relating thereto contained in the Private Placement Memorandum.

             (e) The shares of Convertible Preferred Stock have been duly authorized and when issued and delivered to the holders, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and no personal liability will attach to the ownership thereof. The shares of Common Stock acquirable upon conversion of the Convertible Preferred Stock and exercise of the Warrants have been duly authorized and reserved for such issuances, and, when issued, will be validly issued, fully paid and non-assessable and free of preemptive rights, and no personal liability will attach to the ownership thereof.

             (f) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the Placement Agent, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Company has full power and lawful authority to authorize, issue and sell the Preferred on the terms and conditions set forth in the Private Placement Memorandum, and no consent, approval, authorization or order of any governmental authority is required in connection

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

with such authorization, execution and delivery, except such as may be required under the Act or state securities laws.

             (g) Except as described in the Private Placement Memorandum, the Company is not in material violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any material violation of the provisions of the charter documents or by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

             (h) Subject to the qualifications stated in the Private Placement Memorandum, the Company has good and marketable title to all properties and assets described in the Private Placement Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Private Placement Memorandum are in full force and effect, and, except as described in the Private Placement Memorandum, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Private Placement Memorandum; and the Company owns or leases all such properties described in the Private Placement Memorandum as are necessary to its operations as now conducted and, except as otherwise stated in the Private Placement Memorandum, as proposed to be conducted as set forth in the Private Placement Memorandum.

             (i) Subsequent to the respective dates as of which information is set forth in the Private Placement Memorandum and to and including the Termination Date (as defined in Section 9), except as set forth in or contemplated by the Private Placement Memorandum, (i) the Company has not incurred and except in the ordinary course of business, will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Private Placement Memorandum, (ii) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock; (iii) there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company; (iv) the Company has not issued any warrants, options or other rights to purchase any securities of the Company; and (v) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever.

             (j) Except as set forth in the Private Placement Memorandum, there is not now pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of the officers or directors of the Company.

             (k) Except as disclosed in the Private Placement Memorandum, the Company has filed all necessary income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements.

             (l) The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Private Placement Memorandum and is in all material respects complying therewith and owns or possesses adequate right to use all material patents, patent applications trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

             (m) The Company has no subsidiary corporations nor has it any equity interest in any partnership, joint venture, association or other entity, except as disclosed in the Private Placement Memorandum.

             (n) Other than as set forth in the Private Placement Memorandum and Schedule A hereto, the Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company, from the Placement Agent, or from any other person, for services as a finder in connection with the Offering, and the Company agrees to indemnify and hold harmless the Placement Agent against any losses, claims, damages or liabilities, joint or several, which shall include, but not be limited to, all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

             (o) Based upon written representations received from the officers and directors of the Company, except as disclosed in the Private Placement Memorandum, during the past five years, none of the officers or directors of the Company or each subsidiary have been:

                 (1) Subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any of them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                 (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                 (3) The subject of any order, judgment, or decree not
             subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

                     (i) acting as a futures commission merchant, introducing broker, commodity trading advisor commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, escrow agent, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                     (ii)  engaging in any type of business practice; or

                     (iii) engaging in any activity in connection with the
                 purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal Commodity laws.

                 (4) The subject of any order, judgment or decree, not
             subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days either of their right to engage in any activity described in paragraph (3) (i) above, or be associated with persons engaged in any such activity;

                 (5) Found by any court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                 (6) Found by a court of competent jurisdiction in a civil
             action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

             (p) Based upon written representations received from the officers and directors of the Company, each of the officers and directors of the Company have reviewed the sections in the Private Placement Memorandum relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate.

             (q) Based upon written representations received by the Company, no officer, director or five percent (5%) or greater stockholder of the Company has any direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. ("NASD"), except as disclosed in the Private Placement Memorandum or to the Placement Agent in writing, and no beneficial owner of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member except as disclosed in the Private Placement Memorandum or to the Placement Agent in writing. The Company will advise the Placement Agent if any five percent (5%) or greater shareholder of the Company is or becomes an affiliate or associated person of an NASD member.

         2.  Appointment of Placement Agent to Sell the Preferred Shares.

             (a) Subject to the terms and conditions of this Agreement and upon the basis of the representations, warranties and agreements herein contained, the Company hereby appoints the Placement Agent as its exclusive placement agent, until the last Closing Date, to sell the Preferred Shares, and the Placement Agent, on the basis of the representations and warranties of the Company herein, accepts such appointment and agrees to use its best efforts to sell the Preferred Shares pursuant to the applicable exemptions from registration under the Act as contemplated in the Private Placement Memorandum. The price at which the Placement Agent shall sell the Preferred Shares, as agent for the Company, shall be $1.00 per Preferred Share, and the Company shall pay a commission of $0.085 per Preferred Share to the Placement Agent in respect of each Preferred Share sold by, or on behalf of, the Company, including the sale by the Company of any Preferred Shares to existing Preferred A shareholders as a result of preemptive rights agreements between the Company and Preferred A Shareholders.

             (b) The Placement Agent shall use its best efforts to sell the Preferred Shares on behalf of the Company, and the Placement Agent will instruct investors to make all remittances payable to an escrow agent to be determined by the Placement Agent ("Escrow Agent") for this Offering. Any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any commission or any dealer concession or otherwise shall be forthwith deposited with the Escrow Agent by the Company upon receipt and acceptance of the subscription agreement by the Company. The Escrow Agent shall pay to the Placement Agent all compensation due to the Placement Agent as described in the Private Placement Memorandum (including the commission described above) at the time of disbursement of the funds to the Company.

         3. Delivery of the Securities. Delivery of the securities shall take place at the offices of Escrow Agent or at such other place as determined by the Company and the Escrow Agent, on such date after the Closing Date as the Placement Agent shall designate.

         4. Offering the Preferred Shares on Behalf of the Company. It is understood that the Placement Agent proposes to offer the Preferred Shares in private sales exempt from registration under the Act as contemplated in the Private Placement Memorandum, solely as agent for the Company, upon the terms and conditions set forth in the Private Placement Memorandum. The Placement Agent represents and warrants to the Company that the Offering by the Placement Agent will comply with Rule 506 promulgated under the Act with respect to the sale of securities solely to "accredited investors" as such term is defined under Rule 501 promulgated under the Act. The Placement Agent shall commence making such offer as agent for the Company on the Effective Date, or as soon thereafter as the Placement Agent deems advisable.

         5. Covenants of the Company. The Company covenants and agrees with the Placement Agent that:

             (a) The Company has caused to be delivered to Placement Agent copies of the Private Placement Memorandum, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Placement Agent to use the Private Placement Memorandum in connection with the sale of the Preferred Shares during the offering period and until the Termination Date, and for such period as in the opinion of counsel to the Company and the Placement Agent the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. If at any time within the offering period, there occurs an event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Placement Agent should be set forth in a supplement to the Private Placement Memorandum in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Private Placement Memorandum is required to be delivered to a purchaser of the Preferred Shares, or in case it shall be necessary to amend or supplement the Private Placement Memorandum to comply with law or with the Act and the Rules and Regulations, the Company will notify Placement Agent promptly and forthwith prepare and furnish to Placement Agent copies of such amended Private Placement Memorandum or of such supplement to be attached to the Private Placement Memorandum, in such quantities as Placement Agent may reasonably request, in order that the Private Placement Memorandum, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Private Placement Memorandum shall be without expense to the Placement Agent. The Company will comply with the Act and the Rules and Regulations thereunder, in connection with the offering and issuance of the Preferred Shares.

             (b) The Company will, at its sole cost and expense, use its best efforts to qualify and register the Preferred Shares for sale under the securities or "blue sky" laws of such jurisdictions as the Placement Agent reasonably requests, and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Preferred Shares. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Placement Agent may reasonably request.

             (c) The Company will apply the net proceeds from the sale of the Preferred Shares substantially in accordance with its statement as set forth under "Use of Proceeds" in the Private Placement Memorandum.

             (d) Prior to the Termination Date, the Company will, promptly upon Placement Agent's request, prepare any amendments or supplements to the Private Placement Memorandum, and take any other action, which in the reasonable opinion of counsel to the Placement Agent, after consultation with counsel to the Company, may be necessary or advisable in connection with the offer and sale of the Preferred Shares.

             (e) Prior to the Termination Date, the Company will not issue, directly or indirectly, without Placement Agent's prior consent, any press release or other communication or hold any press conference with respect to the Company, or its activities or the offering of the Preferred Shares, other than routine customary advertising of the Company's products and services, and except as required by any applicable law or the directives of any relevant regulatory authority in any relevant jurisdiction.

         6. Conditions of Placement Agent's Obligation. The obligations of the Placement Agent to act as agent for the Company are subject, as of the date hereof and as of the Closing Date, to the continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following conditions:

             (a) Since the date as of which information is presented in the Private Placement Memorandum; (i) there shall not have been any material adverse change in the capital stock or other securities of the Company or any material adverse change in the long-term debt of the Company or any subsidiary except as set forth in or contemplated by the Private Placement Memorandum; (ii) there shall not have been any material adverse change in the general affairs, business, properties or condition (financial or otherwise), management, or results of operations of the Company whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Private Placement Memorandum; (iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Private Placement Memorandum; (iv) the Private Placement Memorandum and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with of the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Private Placement Memorandum nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading. The Placement Agent's obligations under this Agreement shall cease, if in the reasonable judgment of the Placement Agent, any such development referred to in clauses (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to consummate the sale and delivery of the Preferred Shares by the Placement Agent.

             (b) At each Closing Date, except as set forth in the Private Placement Memorandum, there is not pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of the officers of directors of the Company or any subsidiary, nor any such material action, suit, proceeding, inquiry, arbitration, or investigation, which would likely materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or properties of the Company.

             (c) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

             (d) The Placement Agent shall have received, as of the date hereof and on the Closing Date, certificates dated as of the date hereof and as of the Closing Date, signed by the President or Chief Executive Officer of the Company, certifying that:

             (i) He has carefully examined the Private Placement Memorandum and, to the best of his knowledge, neither the Private Placement Memorandum nor any amendment or supplement thereto contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein in light of the context in which they were made, not misleading; and since the Effective Date, to the best of his knowledge, there has occurred no event required to be set forth in an amendment or supplement to the Private Placement Memorandum which has not been so set forth;

             (ii) Since the respective dates as of which information is given in the Private Placement Memorandum, there has not been any material adverse change in the condition of the Company or any subsidiary, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Private Placement Memorandum or any amendment or supplement thereto and except as so reflected or contemplated since such dates, there has not been any material transaction entered into by the Company;

             (iii) Each of the representations and warranties set forth in the Placement Agent Agreement are true and correct as of the Effective Date and as of the Closing Date, and the Company has complied with all of its agreements and performed all of its obligations under the Placement Agent Agreement;

             (e) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Placement Agent under this Agreement may be canceled at, or at any time prior to, the Closing Date by the Placement Agent notifying the Company of such cancellation in writing or by telegram at or prior to the Closing Date. Any such cancellation shall be without liability of the Placement Agent to the Company.

         7.  Indemnification.

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

         (a) The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) , to which the Placement Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the warranties and representations contained herein, or
(ii) any untrue statement or alleged untrue statement of any material fact contained in (a) the Private Placement Memorandum, or any amendment or supplement thereto, (b) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Private Placement Memorandum, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use in the preparation of the Private Placement Memorandum or any such amendment or supplement thereof or any such Blue Sky Application. This indemnity will be in addition to any liability which the Company may otherwise have.

         (b) Promptly after receipt by the Placement Agent under this Section of notice of the commencement of any action, the Placement Agent will, if a claim in respect thereof is to be made against the Company under this Section, notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to the Placement Agent otherwise than under this Section. In case any such action is brought against the Placement Agent, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Placement Agent, and after notice from the Company to the Placement Agent of its election so to assume the defense thereof, the Company will not be liable to the Placement Agent under this Section for any legal or other expenses subsequently incurred by the Placement Agent in connection with the defense thereof other than reasonable costs of investigation. The Placement Agent shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Placement Agent.

         8.  Costs and Expenses.

         (a) Whether or not the sale of the Preferred Shares by the Company is consummated, the Company will pay all accountable costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution of the Private Placement Memorandum (including the financial statements therein and all amendments and exhibits thereto); all state filing fees, expenses and disbursements in connection with the qualification of the Preferred Shares under the state securities or blue sky laws in such jurisdictions which the Placement Agent and the Company shall designate; the cost of printing and furnishing to the Placement Agent copies of the this Agreement; the cost of printing the certificates evidencing the securities comprising the Preferred Shares; fees and disbursements of the transfer agent, if any, for the Company's securities; fees and costs of counsel to the Placement Agent; and fees and costs of the Escrow Agent. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales hereunder. The Company will also pay all costs and expenses incident to the furnishing of any supplement to be attached to the Private Placement Memorandum.

         (b) Other than as described in the Private Placement Memorandum, no person is entitled, either directly or indirectly, to compensation from the Company, from the Placement Agent or from any other person for services as a finder in connection with the Offering, and the Company agrees to indemnify and hold harmless the Placement Agent against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Placement Agent may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the Offering by reason of such person's or entity's influence or prior contact with the Company.

         9. Termination Date. The Offering will terminate on the earliest of (the "Termination Date"):

         (a) September 30, 2004, unless extended by the Company and the Placement Agent until October 30, 2004;

         (b) the date accepted subscriptions and funds for $4,000,000 are received; or

         (c) such earlier date specified in writing by the Company and the Placement Agent.

Any Closing Date pursuant to this Private Placement Memorandum may be extended for an additional ten (10) business days at the election of the Company and the Placement Agent in the event funds are not cleared after any extension period.

         10. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, covenants, conditions, warranties and other statements of the Company and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company or any of their officers or directors or any controlling person and will survive delivery of and payment for the Preferred Shares and the termination of this Agreement.

         11. Notice. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered and confirmed:

                  If to the Placement Agent:

                  First Dunbar Securities Corporation
                  50 Congress Street
                  Suite 632
                  Boston, MA 02109
                  Attention: Richard Bowers

                  If to the Company:

                  Solomon Technologies, Inc.
                  1400 L & R Boulevard,
                  Tarpon Springs, Florida 34689
                  Attention: Peter W. DeVecchis, Jr.

         12. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the Placement Agent, the Company and, to the extent expressed, any person controlling the Company or of the Placement Agent, and directors of the Company, nominees for directors (if any) named in the Private Placement Memorandum, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Preferred Shares or other securities from the Placement Agent.

         13. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts applicable to agreements made and to be entirely performed within Massachusetts.

         14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         15. Entire Agreement. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreements, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

                                       ***

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the Placement Agent in accordance with its terms.

                                             Very truly yours,
                                             SOLOMON TECHNOLOGIES, INC.


                                             By: /s/ Peter W. DeVecchis, Jr.
                                                 ---------------------------
                                                     Peter W. DeVecchis, Jr.
                                                     President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


                                             FIRST DUNBAR SECURITIES CORPORATION


                                             By: /s/ Robert L. Clark
                                                 --------------------------
                                                     Robert L. Clark
                                                     Chief Executive Officer


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